UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2004

Ascential Software Corporation

(Exact name of registrant as specified in charter)

Delaware	000-15325	94-3011736

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

50 Washington Street Westborough, Massachusetts	01581

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 366-3888

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press release dated July 21, 2004

Item 12. Results of Operations and Financial Condition

     On July 21, 2004, Ascential Software Corporation announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004	ASCENTIAL SOFTWARE CORPORATION

	By:	/s/ Robert C. McBride

Robert C. McBride
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 21, 2004